UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 3, 2017

NVE Corporation
(Exact name of registrant as specified in its charter)

Minnesota	000-12196	41-1424202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11409 Valley View Road, Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 829-9217

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [   ]

 Item 5.07. Submission of Matters to a Vote of Security Holders.

     Our 2017 Annual Meeting of Shareholders was held August 3, 2017 for the following purposes: (1) elect five directors; (2) advisory approval of named executive officer compensation; (3) advisory vote on the frequency of votes on executive compensation; and (4) ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2018.

     Proxies for the meeting were solicited pursuant to Section 14(a) of the Exchange Act. All of our directors attended the meeting. There were 4,841,010 shares of common stock entitled to vote with a majority represented at the meeting. The Board of Directors recommended a vote for each of the director nominees, for Proposals 2 and 4, and one year for Proposal 3. There was no solicitation in opposition.

     Final voting results were as follows:
		Number of Shares
		Voted For	Withheld	Abstain
1.	Elect five directors:
	Terrence W. Glarner	3,596,998	52,606	40
	Daniel A. Baker	3,632,958	16,646	40
	Patricia M. Hollister	3,630,917	18,687	40
	Richard W. Kramp	3,616,031	33,573	40
	Gary R. Maharaj	3,619,246	30,358	40

		Voted For	Voted Against	Abstain
2.	Advisory approval of named executive officer compensation.	3,608,023	15,217	26,401

		1 Year	2 Years	3 Years	Abstain
3.	To vote on a non-binding proposal regarding the frequency of the vote on our executive compensation program.	3,225,445	32,640	382,620	8,936

		Voted For	Voted Against	Abstain
4.	Ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2018.	4,366,254	8,223	7,096

     Based on the results, each director nominee was reelected, named executive officer compensation was approved, the vote on the frequency of the vote on our executive compensation program was one year, and the selection of our independent registered public accounting firm was ratified.

     After considering the shareholder vote on Proposal 3, and consistent with its own recommendation, our Board of Directors determined to continue to provide our shareholders with an annual advisory vote to approve the compensation of the named executive officer compensation until the next vote on the frequency of such advisory votes.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date August 4, 2017	NVE CORPORATION (Registrant) /s/ CURT A. REYNDERS Curt A. Reynders Chief Financial Officer

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